UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2013

NATIONSTAR MORTGAGE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35449	45-2156869
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Highland Drive

Lewisville, Texas 75067

(Address of principal executive offices)

(469) 549-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 17, 2013, Nationstar Mortgage LLC (“Nationstar”), a Delaware limited liability company and an indirectly held, wholly-owned subsidiary of Nationstar Mortgage Holdings Inc., entered into a Master Servicing Rights Purchase Agreement and three related Sale Supplements (collectively, the “Purchase Agreement”) with Advance Purchaser LLC (the “Buyer”), a joint venture entity capitalized by New Residential Investment Corp. (“New Residential”) and third-party co-investors.

Pursuant to the Purchase Agreement, the Buyer agreed to acquire from Nationstar:

•	the right to repayment with respect to approximately $3.2 billion of servicer advances (the “Servicer Advances”) currently outstanding on three pools (the “Pools”) of residential, non-agency mortgage loans with an aggregate unpaid principal balance (“UPB”) of approximately $58 billion;

•	the right to repayment with respect to Servicer Advances made with respect to the Pools in the future (together with the acquisition of the currently outstanding Servicer Advances and the Basic Fee, the “December Transaction”); and

•	the right to receive the basic fee component (the “Basic Fee”) of the mortgage servicing right (the “MSR”) on the Pools, portions of which the Buyer will remit to Nationstar in exchange for continuing to service the Pools, as described in more detail below under “Servicing Fees.”

In addition, under the Purchase Agreement, the Buyer has the right (the “Call Right”) to purchase $3.1 billion of outstanding Servicer Advances and the related Basic Fees on Nationstar’s two other pools of non-agency loans in a transaction on substantially similar terms as the terms of the December Transaction, subject to the receipt of applicable consents. The Call Right expires on June 30, 2014.

The purchase price for the December Transaction is approximately $3.2 billion, which is subject to adjustment based on changes in the calculation of the UPB of the Pools or the Servicer Advances. The completion of the December Transaction will occur in stages. On December 17, 2013, Nationstar completed the sale of approximately $2.4 billion of Servicer Advances and Basic Fees. The closing for the purchase of approximately $800 million of Servicer Advances and Basic Fees is expected to occur on or prior to January 31, 2014.

Servicing Fees

Pursuant to the Purchase Agreement, Buyer will pay Nationstar a monthly servicing fee representing a portion of the Basic Fee, and, additional performance fees representing an additional portion of the Basic Fee, subject to the Buyer achieving a 14% return on invested capital (the “Targeted Return”). The fee arrangement allocates the economics of the Basic Fee (representing 22 basis points on a weighted average basis) as follows:

•	Approximately 2 basis points of the Basic Fee (the “Servicing Fee”) are paid to Nationstar;

•	Up to 5 basis points of the Basic Fee (the “Performance Fee”) is paid in full to Nationstar subject to Buyer achieving its Target Return and, to the extent the Target Return is not achieved, a portion of the Performance Fee that is required for the Buyer to achieve its Target Return may be retained by the Buyer; and

•	Up to 15 basis points of the Basic Fee (the “Retained Amount”) is retained in full by the Buyer to the extent necessary to achieve the Targeted Return, and any portion of the Retained Amount that is not required to achieve the Targeted Return is shared equally between the Buyer and Nationstar.

Nationstar is entitled to retain investment income on servicing accounts, prepayment interest excess, ancillary income, REO management income, and originations income in connection with servicing the mortgage loans. An illustration of the servicing fee allocation is attached as Exhibit 99.2 to this Form 8-K but not incorporated by reference into Item 1.01.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement (including the related Sale Supplements), copies of which are attached hereto as Exhibits 2.1, 2.2, 2.3 and 2.4 and which are incorporated herein by reference.

Summary of the Advance Facilities

Special purpose subsidiaries of Nationstar previously issued approximately $2.13 billion of limited recourse variable funding notes (the “Notes”) to finance the advances funded or acquired by Nationstar. The Notes were issued through two wholly-owned special purpose subsidiaries (the “Issuers”) pursuant to two servicer advance facilities (the “Barclays Facility” and the “CS Facility” and collectively, the “Facilities”). The Notes bear interest equal to the sum of (i) a floating rate index rate equal to one-month LIBOR or a cost of funds rate, as applicable, and (ii) a margin ranging from 2.00% to 3.25%.

In connection with the transaction, Buyer purchased the equity of wholly-owned special purpose subsidiaries of Nationstar (the “Depositors”) that own the Issuers. Accordingly, on December 17, 2013, Buyer and Nationstar amended and restated the transaction documents for each Facility under each Facility. Pursuant to the receivables sale agreements, Nationstar will continue to sell new Advance Receivables to the Buyer, and Buyer will sell the new Advance Receivables to the Depositors. Buyer is required to purchase Advance Receivables arising from advances made by Nationstar pursuant to the related servicing agreements. Nationstar, in its role as servicer, has made certain customary representations and warranties and agreed to certain customary covenants under each Facility. Each Facility also includes customary early termination events and events of default, and the occurrence of any of these events by or related to Nationstar, will give rise to certain remedies by Buyer under the Purchase Agreement. The foregoing summary of the Facilities is not complete and is subject to and qualified in its entirety by reference to the full text of the agreements, which are attached to this Form 8-K as Exhibits 4.1 through 4.6 and 10.1 and 10.2 and which are incorporated herein by reference.

In accordance with Instruction 2 to Item 601 of Regulation S-K, Nationstar has omitted the amended and restated pooling agreement and the amended and restated receivables sale agreement relating to the CS Facility because these agreements are substantially identical in all material respects, except as to the parties thereto, to the amended and restated pooling agreement and the amended and restated receivables sale agreement relating to the Barclays Facility, which are attached as Exhibits 10.1 and 10.2.

New Residential is managed by an affiliate of Nationstar. Barclays and Credit Suisse and certain of their respective affiliates have from time to time performed various financial advisory, commercial banking, investment banking and other related services for Nationstar and its affiliates for which they have received customary compensation, and they may continue to do so in the future.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is incorporated into this Item 2.01.

Item 7.01	Regulation FD.

On December 18, 2013, Nationstar issued a press release announcing the transaction, and on December 23, 2013, Nationstar posted on its website a presentation for investors illustrating the servicing fee allocation with respect to the transaction. Copies of the press release and presentation are attached as Exhibits 99.1 and 99.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

2.1*	Master Servicing Rights Purchase Agreement dated as of December 17, 2013 between Nationstar Mortgage LLC and Advance Purchaser LLC

2.2*	Sale Supplement (Shuttle 1) dated as of December 17, 2013 between Nationstar Mortgage LLC and Advance Purchaser LLC

2.3*	Sale Supplement (Shuttle. 2) dated as of December 17, 2013 between Nationstar Mortgage LLC and Advance Purchaser LLC

2.4*	Sale Supplement (First Tennessee) dated as of December 17, 2013 between Nationstar Mortgage LLC and Advance Purchaser LLC

4.1	Amended and Restated Indenture dated as of December 17, 2013 among NRZ Servicer Advance Receivables Trust BC, as issuer, Wells Fargo Bank, N.A., as indenture trustee, Advance Purchaser LLC, as administrator, Nationstar Mortgage LLC, as subservicer and as servicer, and Barclays Bank PLC, as administrative agent

4.2	Amended and Restated Series 2013-VF1 Indenture Supplement dated as of December 17, 2013 among NRZ Servicer Advance Receivables Trust, as issuer, Wells Fargo Bank, N.A., as indenture trustee, Advance Purchaser LLC, as administrator and as servicer, Nationstar Mortgage LLC, as subservicer and as servicer, and Barclays Bank PLC, as administrative agent

4.3	Amended and Restated Indenture dated as of December 17, 2013 among NRZ Servicer Advance Receivables Trust CS, as issuer, Wells Fargo Bank, N.A., as indenture trustee, Advance Purchaser LLC, as administrator, Nationstar Mortgage LLC, as subservicer and as servicer, and Credit Suisse AG, New York Branch, as administrative agent

4.4	Amended and Restated Series 2013-VF1 Indenture Supplement dated as of December 17, 2013 among NRZ Servicer Advance Receivables Trust CS, as issuer, Wells Fargo Bank, N.A., as indenture trustee, Advance Purchaser LLC, as administrator and as servicer, Nationstar Mortgage LLC, as subservicer and as servicer, and Credit Suisse AG, New York Branch, as administrative agent

4.5	Amended and Restated Series 2013-VF2 Indenture Supplement dated as of December 17, 2013 among NRZ Servicer Advance Receivables Trust CS, as issuer, Wells Fargo Bank, N.A., as indenture trustee, Advance Purchaser LLC, as administrator and as servicer, Nationstar Mortgage LLC, as subservicer and as servicer, and Natixis, New York Branch, as administrative agent

4.6	Amended and Restated Series 2013-VF3 Indenture Supplement dated as of December 17, 2013 among NRZ Servicer Advance Receivables Trust CS, as issuer, Wells Fargo Bank, N.A., as indenture trustee, Advance Purchaser LLC, as administrator and as servicer, Nationstar Mortgage LLC, as subservicer and as servicer, and Morgan Stanley Bank, N.A., as administrative agent

10.1	Amended and Restated Receivables Sale Agreement dated as of December 17, 2013 among Nationstar Mortgage LLC, Advance Purchaser LLC, and NRZ Servicer Advance Facility Transferor BC, LLC, as depositor

10.2	Amended and Restated Receivables Pooling Agreement dated as of December 17, 2013 among NRZ Servicer Advance Facility Transferor BC, LLC, as depositor, and NRZ Servicer Advance Receivables Trust, as issuer

99.1	Press release of Nationstar Mortgage Holdings Inc. dated December 18, 2013

99.2	Presentation for investors, dated December 23, 2013

*	The schedules and other attachments referenced in the Master Servicing Rights Purchase Agreement and the Sale Supplements have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or attachment will be furnished supplementally to the Securities and Exchange Commission upon request.

The following agreements are being omitted in reliance on Instruction 2 to Item 601 of Regulation S-K, as discussed in Item 1.01 above:

•	Amended and Restated Receivables Sale Agreement among Nationstar Mortgage LLC, as initial receivables seller and as servicer, Advance Purchaser LLC, as receivables seller and as servicer, and NRZ Servicer Advance Facility Transferor CS, LLC, as depositor, dated as of December 17, 2013

•	Amended and Restated Receivables Pooling Agreement among NRZ Servicer Advance Facility Transferor CS, LLC, as depositor, and NRZ Servicer Advance Receivables Trust CS, as issuer, dated as of December 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date: December 23, 2013	By:	/s/ David C. Hisey
David C. Hisey Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Master Servicing Rights Purchase Agreement dated as of December 17, 2013 between Nationstar Mortgage LLC and Advance Purchaser LLC

2.2*	Sale Supplement (Shuttle 1) dated as of December 17, 2013 between Nationstar Mortgage LLC and Advance Purchaser LLC

2.3*	Sale Supplement (Shuttle 2) dated as of December 17, 2013 between Nationstar Mortgage LLC and Advance Purchaser LLC

2.4*	Sale Supplement (First Tennessee) dated as of December 17, 2013 between Nationstar Mortgage LLC and Advance Purchaser LLC

4.1	Amended and Restated Indenture dated as of December 17, 2013 among NRZ Servicer Advance Receivables Trust BC, as issuer, Wells Fargo Bank, N.A., as indenture trustee, Advance Purchaser LLC, as administrator, Nationstar Mortgage LLC, as subservicer and as servicer, and Barclays Bank PLC, as administrative agent

4.2	Amended and Restated Series 2013-VF1 Indenture Supplement dated as of December 17, 2013 among NRZ Servicer Advance Receivables Trust, as issuer, Wells Fargo Bank, N.A., as indenture trustee, Advance Purchaser LLC, as administrator and as servicer, Nationstar Mortgage LLC, as subservicer and as servicer, and Barclays Bank PLC, as administrative agent

4.3	Amended and Restated Indenture dated as of December 17, 2013 among NRZ Servicer Advance Receivables Trust CS, as issuer, Wells Fargo Bank, N.A., as indenture trustee, Advance Purchaser LLC, as administrator, Nationstar Mortgage LLC, as subservicer and as servicer, and Credit Suisse AG, New York Branch, as administrative agent

4.4	Amended and Restated Series 2013-VF1 Indenture Supplement dated as of December 17, 2013 among NRZ Servicer Advance Receivables Trust CS, as issuer, Wells Fargo Bank, N.A., as indenture trustee, Advance Purchaser LLC, as administrator and as servicer, Nationstar Mortgage LLC, as subservicer and as servicer, and Credit Suisse AG, New York Branch, as administrative agent

4.5	Amended and Restated Series 2013-VF2 Indenture Supplement dated as of December 17, 2013 among NRZ Servicer Advance Receivables Trust CS, as issuer, Wells Fargo Bank, N.A., as indenture trustee, Advance Purchaser LLC, as administrator and as servicer, Nationstar Mortgage LLC, as subservicer and as servicer, and Natixis, New York Branch, as administrative agent

4.6	Amended and Restated Series 2013-VF3 Indenture Supplement dated as of December 17, 2013 among NRZ Servicer Advance Receivables Trust CS, as issuer, Wells Fargo Bank, N.A., as indenture trustee, Advance Purchaser LLC, as administrator and as servicer, Nationstar Mortgage LLC, as subservicer and as servicer, and Morgan Stanley Bank, N.A., as administrative agent

10.1	Amended and Restated Receivables Sale Agreement dated as of December 17, 2013 among Nationstar Mortgage LLC, Advance Purchaser LLC, and NRZ Servicer Advance Facility Transferor BC, LLC, as depositor

10.2	Amended and Restated Receivables Pooling Agreement dated as of December 17, 2013 among NRZ Servicer Advance Facility Transferor BC, LLC, as depositor, and NRZ Servicer Advance Receivables Trust, as issuer

99.1	Press release of Nationstar Mortgage Holdings Inc. dated December 18, 2013

99.2	Presentation for investors, dated December 23, 2013

*	The schedules and other attachments referenced in the Master Servicing Rights Purchase Agreement and the Sale Supplements have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or attachment will be furnished supplementally to the Securities and Exchange Commission upon request.

The following agreements are being omitted in reliance on Instruction 2 to Item 601 of Regulation S-K, as discussed in Item 1.01 above:

•	Amended and Restated Receivables Sale Agreement among Nationstar Mortgage LLC, as initial receivables seller and as servicer, Advance Purchaser LLC, as receivables seller and as servicer, and NRZ Servicer Advance Facility Transferor CS, LLC, as depositor, dated as of December 17, 2013

•	Amended and Restated Receivables Pooling Agreement among NRZ Servicer Advance Facility Transferor CS, LLC, as depositor, and NRZ Servicer Advance Receivables Trust CS, as issuer, dated as of December 17, 2013